                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 2, 2002


                            HUB INTERNATIONAL LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-31310                                          36-4412416
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



           55 EAST JACKSON BOULEVARD, CHICAGO, IL               60604
          --------------------------------------------------------------
          (Address of Principal Executive Offices)            (Zip Code)


                                 (877) 402-6601
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On June 28, 2002, Hub International Limited announced that it redeemed in its entirety the Cdn$42.5 million principal amount, five year 8.50% subordinate convertible debenture held by Zurich Insurance Company since June 2001. The debenture was convertible into common shares of the Company at Cdn$17 per share. A portion of the proceeds from the Company's initial U.S. public offering of common shares, which was completed on June 21, 2002, was used for the redemption.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HUB INTERNATIONAL LIMITED
                                              (Registrant)


Date: July 2, 2002                      By: /s/ W. KIRK JAMES
                                            ------------------------------------
                                            Name:  W. Kirk James
                                            Title: Vice President, Secretary and
                                                   General Counsel









                                       3